UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Firstfield Road, Suite 200 Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Information.

As previously disclosed in the Company’s Current Report on Form 8-K filed on May 8, 2017, on May 4, 2017, the Company, formerly known as PharmAthene, Inc., completed its business combination with what was then known as Altimmune, Inc. (“Private Altimmune”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of January 18, 2017 (as amended on March 29, 2017 and as further amended from time to time, the “Merger Agreement”) (the “Mergers”).

In connection with the Mergers, the Company is filing herewith (i) the audited combined financial statements of Private Altimmune for the fiscal years ending December 31, 2015 and December 31, 2016, (ii) the unaudited pro forma condensed combined financial statements for the fiscal year ending December 31, 2016, and (iii) the corresponding “Management’s Discussion and Analysis” section with respect to Private Altimmune.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business to be Acquired

The audited financial statements of Private Altimmune for the fiscal years ending December 31, 2015 and December 31, 2016, and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Data of PharmAthene and Private Altimmune for the fiscal year ending December 31, 2016 and the notes related thereto are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

No.	Description

23.1*	Consent of BDO USA, LLP independent registered public accounting firm

99.1	Audited financial statements of Altimmune, Inc. for the fiscal years ending December 31, 2015 and December 31, 2016 (incorporated herein by reference to the information on pages F-1 through F-33 of the Form S-4/A filed on March 31, 2017 (File No. 333-217034))

99.2	Unaudited Pro Forma Condensed Combined Financial Data of PharmAthene and Altimmune (incorporated herein by reference to the information on pages 156 through 164 of the Form S-4/A filed on March 31, 2017 (File No. 333-217034))

99.3	Altimmune’s Management’s Discussion and Analysis of Financial Condition and Results of Operations (incorporated herein by reference to the information on pages 232 through 252 of the Form S-4/A filed on March 31, 2017 (File No. 333-217034))

* Filed herewith

Forward-Looking Statements

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will”; “potential”; “believe”; “anticipate”; “intend”; “plan”; “expect”; “estimate”; “could”; “may”; “should”; or similar statements are forward-looking statements. Such statements include, but are not limited to those referring to the potential for growth. The Company disclaims any intent or obligation to update these forward-looking statements. Risks and uncertainties include the risks detailed from time to time in Company’s under the caption “Risk Factors” in its annual report on Form 10-K and in its other reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ William Enright
Name: William Enright
Title: Chief Executive Officer

Dated    May 15, 2017